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                                  EXHIBIT "C"
     SECURITIES TO BE ISSUED BY TIMCO AVIATION SERVICES, INC. ("COMPANY")
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THIS EXHIBIT CONTAINS THE TERMS OF THE NON-CASH SECURITIES TO BE ISSUED AS PART
OF THE SETTLEMENT OF THE CLASS ACTION LITIGATION REFERRED TO IN THAT CERTAIN STIPULATION OF SETTLEMENT OF EVEN DATE HEREWITH, OF WHICH THIS EXHIBIT "C" FORMS A PART. TERMS DEFINED IN THE STIPULATION HAVE THE SAME MEANING HEREIN, UNLESS THE CONTEXT OTHERWISE REQUIRES.

Common Stock

The Company will issue 1,250,000 shares (Shares") of its authorized but unissued common stock. The Shares will be issued free of any restrictions on transfer in accordance with the exemption from registration contained in Section 3(a)(10) under the Securities Act of 1933, as amended (the "Act") and will be identical in all respects to the Company's currently outstanding common stock. Until the Shares are issued in accordance with the Stipulation, the number of shares of common stock issuable hereunder will be adjusted if the Company:

..  declares a dividend in common stock on any class of its capital stock;
..  issues generally to its stockholders rights, options or warrants to purchase common stock at less than the then current market price of the common stock; .. subdivides, combines or reclassifies its outstanding common stock; or .. distributes to its stockholders evidences of debt, shares of capital stock other than common stock, cash or other assets, excluding distributions in connection with a liquidation of the Company and excluding dividends that the Company pays exclusively in cash.

8% Junior Subordinated Convertible PIK Notes due 2007

The Company will issue $4.0 million of its new 8% junior subordinated convertible PIK notes due January 2, 2007 (the "Junior Notes"). The Junior Notes will bear interest at the rate of 8.0% per annum. Interest will be payable, at the Company's option, either in cash or paid-in-kind through the issuance of additional Junior Notes, semiannually on June 30 and December 31 of each year, commencing December 31, 2002, with interest to run from the earlier of the Effective Date or September 30, 2002. The Company expects to pay interest-in-kind on the Junior Notes. If the Company does not pay interest in cash as of an interest payment date, the Company will automatically be deemed to have paid such interest in-kind and additional Junior Notes in the amount of such interest payment will automatically be deemed to be outstanding from such date forward. The Junior Notes will be issued in accordance with the exemption from registration contained in Section 3(a)(10) under the Act and will be freely transferable upon issuance.

For all purposes, the Junior Notes will be structurally subordinated to all current and future senior debt and to the Company's currently outstanding 8% senior subordinated convertible PIK notes due 2006 (the "New Senior Notes"), the Company's currently outstanding 8 1/8% senior subordinated notes due 2008 (the "Old Senior Notes"), and to all future senior subordinated debt
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issued to replace the New Senior Notes and the Old Senior Notes (limited in aggregate amount to the par value of the New Senior Notes and the Old Senior Notes, plus accrued but unpaid interest thereon (including PIK interest previously paid), plus the costs (not to exceed $10 million) associated with such refinancing). Other than the senior debt and senior subordinated debt permitted above, no other debt will be issued which is senior to the Junior Notes.

The Junior Notes will be fully and unconditionally guaranteed by the Company's subsidiaries on the same basis as the New Senior Notes. The Junior Notes will be issued pursuant to an indenture containing terms consistent with the indenture for the New Senior Notes but as adjusted to remove all negative covenants, to remove the covenant granting the holders of the notes a seat on the Company's Board of Directors, and adjusted to contain the terms more particularly described herein).

The following is a summary of the redemption and automatic conversion provisions of the Junior Notes.

     Redemption
     ----------

The Junior Notes are redeemable in cash from issuance at any time, at the Company's option, in whole or in part, upon not less than 30 nor more than 60 days notice, at the redemption prices set forth below, which are based upon percentages of the sum of (a) principal amount (including paid-in-kind interest previously paid through the issuance of additional Junior Notes), plus (b) accrued and unpaid interest thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on January 1 of the years indicted below. The applicable cash redemption percentages are as follows: (i) 70% in 2002, (ii) 72.5% in 2003, (iii) 73% in 2004, (iv) 75.625% in 2005 and
77.5% in 2006 and 2007. Further, in addition to the cash redemption price, the Company will issue the following shares of its authorized but unissued common stock ratably to the holders of the Junior Notes upon redemption of the Junior
Notes:

     ---------------------------------------------------------------------------
                                      Aggregate Number of Shares of Common Stock
      Year of Redemption                to be issued ratably to holders of the
                                      Junior Notes upon redemption of all of the
                                                    Junior Notes
     ---------------------------------------------------------------------------
      2002 and 2003                                  144,331
     ---------------------------------------------------------------------------
      2004, 2005, 2006 and 2007                      103,554
     ---------------------------------------------------------------------------

The number of shares of common stock issuable upon redemption of the Junior Notes will be adjusted if the Company:

..  declares a dividend in common stock on any class of its capital stock;
..  issues generally to its stockholders rights, options or warrants to purchase common stock at less than the then current market price of the common stock; .. subdivides, combines or reclassifies its outstanding common stock; or .. distributes to its stockholders evidences of debt, shares of capital stock other than common stock, cash or other assets, excluding distributions in connection with a liquidation of the Company and excluding dividends that the Company pays exclusively in cash.

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  Automatic conversion upon maturity
  ----------------------------------

If the Junior Notes have not been redeemed or repurchased prior to their maturity, the Junior Notes, including those Junior Notes previously issued as paid-in-kind interest and all accrued but unpaid interest, will automatically convert on January 2, 2007 into an aggregate of 9,319,852 shares of the Company's common stock. Holders of Junior Notes will not receive any cash payment representing principal or accrued and unpaid interest upon conversion; instead, holders will receive a fixed number of shares of common stock and a cash payment to account for fractional shares, if any. The cash payment for fractional shares will be based on the closing price of the common stock on the last trading day immediately preceding January 2, 2007. Delivery of shares of the Company's common stock will be deemed to satisfy the Company's obligation to pay the principal amount of the Junior Notes, including Junior Notes previously issued to pay interest-in-kind, and all accrued and unpaid interest. Accrued and unpaid interest will be deemed paid in full, rather than canceled, extinguished or forfeited. The Company will not adjust the conversion rates to account for any accrued and unpaid interest.

     Terms of the Junior Notes
     -------------------------

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Aggregate principal amount to be issued      $4.0 million
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Maturity Dates                               January 2, 2007
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Interest Rate                                8.0% annual rate, payable at the Company's
                                             option either in cash or in additional
                                             Junior Notes, on June 30 and December 31 of
                                             each year, commencing December 31, 2002,
                                             with interest to run from the earlier of
                                             the Effective Date or September 30, 2002.
                                             If the Company elects to pay  interest in
                                             cash, it will hold that interest into an
                                             interest bearing account until
                                             distribution to the class or for attorneys'
                                             fees, as applicable.  If it does not elect
                                             to pay interest in cash, it will be deemed
                                             to have paid interest-in-kind on those
                                             dates.
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Guarantees                                   The Company's obligations under the Junior
                                             Notes will be fully and unconditionally
                                             guaranteed by certain of the Company's
                                             wholly owned United States subsidiaries
                                             (the same subsidiaries who have guaranteed
                                             the New Senior Notes).
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Redemption at the Company's option           The Company can redeem the Junior Notes at
                                             any time after issuance, in whole or part
                                             for a combination of cash and shares of
                                             common stock, as more particularly
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

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
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                                             described above in "Redemption."
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Repurchase at option of holders upon a       Upon a change of control, holders of the
change of control                            Junior Notes can require the Company to
                                             purchase the Junior Notes at a price equal
                                             to the redemption price which the Company
                                             would be obligated to pay if the Company
                                             redeemed the Junior Notes on the date of
                                             such change of control.
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Conversion                                   The Junior Notes (inclusive of all accrued
                                             but unpaid interest thereon) will
                                             automatically convert on January 2, 2007
                                             into an aggregate of 9,319,852 shares of
                                             the Company's common stock.
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Ranking and security                         The notes will rank in right of payment
                                             behind all of the Company's current and
                                             future senior indebtedness, behind the New
                                             Senior Notes, the Old Senior Notes and any
                                             senior notes issued in the future to
                                             refinance the New Senior Notes and the Old
                                             Senior Notes (limited in aggregate amount
                                             to the par value of the New Senior Notes
                                             and the Old Senior Notes, plus accrued but
                                             unpaid interest thereon (including PIK
                                             interest previously paid), plus the costs
                                             (not to exceed $10 million) associated with
                                             such refinancing). The Junior Notes will be
                                             unsecured.
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Affirmative covenants                        The Junior Notes will include the following
                                             required actions:

                                             .  a compliance certificate delivered to
                                                the trustee by an officer at least once
                                                yearly;

                                             .  maintenance of corporate existence;

                                             .  timely payment of principal and interest
                                                on the notes;

                                             .  addition of subsidiary guarantees in
                                                specified circumstances; and

                                             .  filing of public reports
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Events of default                            The following will be events of default
                                             under the terms of the Junior Notes:
                                             .  The Company's failure to pay principal
                                                when due;
                                             .  The Company's failure to pay interest
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

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
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                                                when due, if such failure continues for
                                                30 days; in the event interest is deemed
                                                to have been paid in additional Junior
                                                Notes, the failure to accrue additional
                                                notes (before distribution of Junior
                                                Notes) or to issue and deliver such
                                                additional Junior Notes (after
                                                distribution of the Junior Notes) within
                                                60 days after such interest is deemed
                                                paid;

                                             .  The Company failure to perform any other
                                                covenant for 60 days after written
                                                notice;

                                             .  default by the Company or its subsidiaries
                                                on any indebtedness which in the aggregate
                                                exceeds $10 million;

                                             .  the rendering of a final judgment against
                                                the Company or any of its subsidiaries in
                                                excess of $10 million which remains unpaid
                                                for over 60 days; bankruptcy, insolvency
                                                or reorganization; or

                                             .  any subsidiary guarantee is held
                                                unenforceable or invalid or any subsidiary
                                                guarantor denies its obligations under its
                                                subsidiary guarantee.
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Remedies upon default                        If an event of default occurs, either the
                                             trustee or holders of at least 35% in
                                             aggregate principal amount of the
                                             outstanding Junior Notes may accelerate the
                                             maturity of the Junior Notes, provided that
                                             if the event of default is not related to
                                             certain events of bankruptcy, insolvency or
                                             reorganization, the Company may pay the
                                             amount due in cash and shares of its common
                                             stock in accordance with the provisions of
                                             the indenture governing redemption.
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

                                       5
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Common Stock Purchase Warrants

The Company will issue common stock purchase warrants (the "Warrants") to purchase 4,150,000 shares of the Company's authorized but unissued common stock. Each Warrant will entitle the holder thereof to purchase one share of common stock at an exercise price of $5.16 per share until February 28, 2007. The Warrants shall be redeemable by the Company, at a redemption price of $0.001 per warrant, at any time upon thirty days' prior written notice to the holders thereof, if the average closing price of the Company's common stock, as reported on the principal exchange on which the common stock is traded, equals or exceeds $6.71 per share for twenty consecutive trading days ending three days prior to the date of the notice of redemption. The Warrants will be freely transferable from issuance and will be issued in accordance with the exemption from registration contained in Section 3(a)(10) under the Act. The Company will file a registration statement with the SEC within 90 days after the Effective Date to register the issuance of the shares of common stock underlying the Warrants, and will use its best efforts thereafter to cause such registration statement to become effective under the Securities Act of 1933. The Warrants will be identical to the Company's currently outstanding public common stock purchase warrants and will be issued pursuant to the terms of that certain Warrant Agreement, dated as of February 28, 2002 between the Company and Continental Stock Transfer & Trust Company, as Warrant Agent (which Warrant Agreement will be amended to add the Warrants to the common stock purchase warrants issued thereunder).

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